SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2004

                            Pathfinder Bancorp, Inc.
          -------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

       Federal                        000-23601                 16-1540137
----------------------------     ---------------------      --------------------
 (State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
   of incorporation)                                      Identification No.)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (315) 343-0057
                                 --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Items  1-4.  Not  Applicable.

Item  5.     Other  Events

On March 19, 2004, Pathfinder Bancorp, Inc. issued a press release announcing a first quarter cash dividend declaration. The aforementioned is attached as an exhibit to this Current Report on Form 8-K.

Item  6.     Not  Applicable

Item  7.     Financial  Statements,  Pro  Forma  Financial  Information  and
             Exhibits

            (a)   Not  Applicable
            (b)   Not  Applicable
            (c)   The  following  exhibits  are  filed  with  this  Report:

Exhibit  No.   Description
------------   -----------
EXHIBIT 99.1 Press Release issued by Pathfinder Bancorp, Inc. on March 19, 2004, furnished in accordance with Item 5 of this Current Report on Form 8-K.

Items  8 - 12  Not  Applicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PATHFINDER  BANCORP,  INC.


Date:  March  23,  2004          By:  /s/  Thomas  W.  Schneider

                                 -------------------------------------
                                 Thomas  W.  Schneider
                                 President  and  Chief  Executive
                                 Officer

                                  EXHIBIT  INDEX


The  following  Exhibit  is  filed  as  part  of  this  report:

Exhibit  99.1      Press  Release  dated  March  19,  2004


                                   EXHIBIT  99.1

CONTACT:     THOMAS  W.  SCHNEIDER
             PRESIDENT  &  CEO

             214  WEST  FIRST  STREET
             OSWEGO,  NY  13126
             315-343-0057


FOR  IMMEDIATE  RELEASE
March  19,  2004


PATHFINDER  BANCORP,  INC.  DECLARES  DIVIDEND


OSWEGO, NY - Thomas W. Schneider, President/CEO of Pathfinder Bancorp, Inc. and Pathfinder Bank announced that the company has declared a cash dividend of $.10 per share on the company's common stock for the fiscal quarter ending March 31, 2004. The dividend will be payable to all shareholders of record March 31, 2004 and will be paid on April 15, 2004.

Pathfinder  Bancorp,  Inc.  is  the mid-tier holding company of Pathfinder Bank.
Pathfinder Bank is a New York State chartered savings bank headquartered in Oswego, New York whose deposits are insured by the Federal Deposit Insurance Corporation. The Bank has six full service offices located in its market area within Oswego County.